                                                Exhibit 99.1

First Financial Bancorp Announces Second Quarter 2021 Financial Results

•Earnings per diluted share of $0.52; $0.58 on an adjusted(1) basis
•Return on average assets of 1.26%; 1.39% as adjusted(1)
•Net interest margin FTE(1) of 3.31%
•Provision recapture of $4.2 million
•Repurchased 1,308,945 shares during the quarter

Cincinnati, Ohio - July 22, 2021 First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2021.

For the three months ended June 30, 2021, the Company reported net income of $50.9 million, or $0.52 per diluted common share. These results compare to net income of $47.3 million, or $0.48 per diluted common share, for the first quarter of 2021 and $37.4 million, or $0.38 per diluted common share, for the second quarter of 2020. For the six months ended June 30, 2021, First Financial had earnings per diluted common share of $1.01 compared to $0.67 for the same period in 2020.

Return on average assets for the second quarter of 2021 was 1.26% while return on average tangible common equity was 16.31%(1). These compare to returns on average assets of 1.20% and 0.96%, and returns on average tangible common equity of 15.24%(1) and 12.90%(1), in the first quarter of 2021 and the second quarter of 2020, respectively.

Second quarter 2021 highlights include:

•After adjustments(1) for certain nonrecurring items:
◦Net income of $0.58 per diluted common share
◦1.39% return on average assets
◦18.03% return on average tangible common equity

•Net interest margin of 3.31% on a fully tax-equivalent basis(1) in line with expectations
◦9 basis point reduction from linked quarter driven by lower yields on earning assets and additional days during the second quarter

•Noninterest income of $43.0 million, or $43.1 million as adjusted(1)
◦Record foreign exchange income of $12.0 million; increased $1.3 million, or 11.9%, compared to linked quarter
◦Record wealth management fees of $6.2 million; increased $0.6 million, or 10.4%, compared to the linked quarter

•Noninterest expenses of $99.6 million, or $91.8 million as adjusted(1)
◦Adjustments(1) include:
▪$3.8 million of legal settlement costs
▪$2.8 million of branch consolidation costs
▪$1.2 million of tax credit investment write-downs
◦Efficiency ratio of 63.5%; 58.4% as adjusted(1)

•Loan balances declined during the quarter driven by $288.8 million of PPP forgiveness and elevated prepayments
__________________________________________________________________________________
(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Average transactional deposit balances grew $469.6 million compared to the linked quarter; 17.8% on an annualized basis

•Total Allowance for Credit Losses of $173.1 million; Total quarterly provision recapture of $4.2 million
◦Loans and leases - ACL of $159.6 million, 1.68% of total loans; 1.75% of loans excluding PPP
◦Unfunded Commitments - ACL of $13.6 million
◦Provision recapture driven by improvements in economic conditions and classified asset balances, coupled with lower net charge-offs

•Strong capital ratios
◦Total capital of 15.31%
◦Tier 1 common equity of 11.78%
◦Tangible common equity of 8.37%(1); 8.61%(1) excluding PPP loans
◦Tangible book value per share of $13.08(1); $0.30 increase compared to linked quarter
◦Repurchased 1,308,945 shares during second quarter; 2,149,060 shares repurchased in 2021

Archie Brown, President and Chief Executive Officer, commented, “We are very pleased to announce second quarter results that are highlighted by robust earnings, higher fee income, lower credit costs and improving credit trends.”

Mr. Brown continued, “Our core quarterly financial metrics reflected the strong quarter with an adjusted(1) earnings per share of $0.58, adjusted(1) return on assets of 1.39%, and an adjusted(1) efficiency ratio of 58.4%. The quarterly performance was bolstered by higher fee revenue in interchange, and record revenue in Wealth Management and Bannockburn. Additionally, provision recapture during the period positively impacted our results, driven by improved credit quality trends, which included declines in net charge-offs and classified asset balances. We are optimistic about the economic environment and expect further reductions in credit costs in the coming periods.”

Mr. Brown added, “We were pleased with a 23% increase in loan originations for the quarter, driven primarily by our core commercial markets, in addition to consumer and mortgage banking. Loan payoffs accelerated during the quarter in almost all commercial banking areas, with larger payoff amounts in Commercial Finance and ICRE driving an overall reduction in core loan balances for the quarter. Given the state of our loan pipeline, we expect originations to remain strong in the second half of the year, however we also anticipate higher payoffs to continue due to the amount of liquidity in the market. Average transactional deposits increased 18% on an annualized basis, as clients continued to build liquidity from recent government stimulus actions, however we believe these balances may have peaked as we began to experience some outflows late in the quarter. Our capital ratios remained strong and in excess of both internal and external targets. We also remained active in our share buyback program, repurchasing over 1 million shares during the quarter. When combined with the common dividend, the share repurchases approximate a return to shareholders of 98% of adjusted(1) quarterly earnings. We anticipate further share buyback activity in the third quarter, absent higher priority capital deployment alternatives.”

Mr. Brown concluded, “Throughout the summer, the number of associates working in our offices has increased steadily in anticipation of a broader return, and we are very much looking forward to welcoming all of our associates back in the beginning of August. We have learned a great deal from the remote environment during the last 16 months and are excited to incorporate the best practices derived from that experience into our culture moving forward, including greater associate flexibility.”

Full detail of the Company’s second quarter 2021 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 23, 2021 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10158382. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

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Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
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Forward-Looking Statement

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

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Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2021, the Company had $16.0 billion in assets, $9.5 billion in loans, $12.5 billion in deposits and $2.3 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.2 billion in assets under management as of June 30, 2021. The Company operated 139 full service banking centers as of June 30, 2021, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com
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Selected Financial Information
June 30, 2021
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
RESULTS OF OPERATIONS
Net income	$50,888	$47,315	$48,312	$41,477	$37,393	$98,203	$66,021
Net earnings per share - basic	$0.53	$0.49	$0.50	$0.43	$0.38	$1.02	$0.68
Net earnings per share - diluted	$0.52	$0.48	$0.49	$0.42	$0.38	$1.01	$0.67
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

KEY FINANCIAL RATIOS
Return on average assets	1.26%	1.20%	1.20%	1.04%	0.96%	1.23%	0.88%
Return on average shareholders' equity	9.02%	8.44%	8.52%	7.40%	6.88%	8.73%	6.04%
Return on average tangible shareholders' equity (1)	16.31%	15.24%	15.50%	13.61%	12.90%	15.78%	11.29%

Net interest margin	3.27%	3.35%	3.45%	3.32%	3.38%	3.31%	3.54%
Net interest margin (fully tax equivalent) (1)(2)	3.31%	3.40%	3.49%	3.36%	3.44%	3.35%	3.60%

Ending shareholders' equity as a percent of ending assets	14.15%	13.97%	14.29%	14.11%	13.99%	14.15%	13.99%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	8.37%	8.22%	8.47%	8.25%	8.09%	8.37%	8.09%
Risk-weighted assets (1)	11.12%	11.02%	11.29%	11.07%	10.89%	11.12%	10.89%

Average shareholders' equity as a percent of average assets	13.96%	14.17%	14.07%	14.08%	13.91%	14.06%	14.54%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	8.23%	8.38%	8.26%	8.18%	7.94%	8.30%	8.34%

Book value per share	$23.59	$23.16	$23.28	$22.94	$22.66	$23.59	$22.66
Tangible book value per share (1)	$13.08	$12.78	$12.93	$12.56	$12.26	$13.08	$12.26

Common equity tier 1 ratio (3)	11.78%	11.81%	11.82%	11.63%	11.49%	11.78%	11.49%
Tier 1 ratio (3)	12.16%	12.19%	12.20%	12.02%	11.87%	12.16%	11.87%
Total capital ratio (3)	15.31%	15.41%	15.55%	15.37%	15.19%	15.31%	15.19%
Leverage ratio (3)	9.14%	9.34%	9.55%	9.55%	8.98%	9.14%	8.98%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$9,831,965	$9,951,855	$10,127,881	$10,253,392	$10,002,379	$9,891,579	$9,611,511
Investment securities	4,130,207	3,782,993	3,403,839	3,162,832	3,164,243	3,957,559	3,139,983
Interest-bearing deposits with other banks	45,593	46,912	143,884	40,277	91,990	46,249	65,661
Total earning assets	$14,007,765	$13,781,760	$13,675,604	$13,456,501	$13,258,612	$13,895,387	$12,817,155
Total assets	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$15,710,204	$16,129,539	$15,117,313
Noninterest-bearing deposits	$4,003,626	$3,840,046	$3,720,417	$3,535,432	$3,335,866	$3,922,288	$2,989,553
Interest-bearing deposits	8,707,553	8,531,822	8,204,306	8,027,082	8,395,229	8,620,173	7,993,010
Total deposits	$12,711,179	$12,371,868	$11,924,723	$11,562,514	$11,731,095	$12,542,461	$10,982,563
Borrowings	$749,114	$886,379	$1,307,461	$1,519,748	$1,272,819	$817,367	$1,504,293
Shareholders' equity	$2,263,687	$2,272,749	$2,256,062	$2,230,422	$2,185,865	$2,268,193	$2,197,799

CREDIT QUALITY RATIOS
Allowance to ending loans	1.68%	1.71%	1.77%	1.65%	1.56%	1.68%	1.56%
Allowance to nonaccrual loans	184.77%	199.33%	217.55%	216.28%	233.74%	184.77%	233.74%
Allowance to nonperforming loans	162.12%	175.44%	199.97%	196.69%	208.06%	162.12%	208.06%
Nonperforming loans to total loans	1.03%	0.97%	0.89%	0.84%	0.75%	1.03%	0.75%
Nonperforming assets to ending loans, plus OREO	1.04%	0.98%	0.90%	0.86%	0.77%	1.04%	0.77%
Nonperforming assets to total assets	0.62%	0.60%	0.56%	0.55%	0.49%	0.62%	0.49%
Classified assets to total assets	1.14%	1.22%	0.89%	0.84%	0.79%	1.14%	0.79%
Net charge-offs to average loans (annualized)	0.23%	0.38%	0.26%	0.21%	0.12%	0.30%	0.05%

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) June 30, 2021 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2021	2020	% Change	2021	2020	% Change
Interest income
Loans and leases, including fees	$97,494	$105,900	(7.9)%	$196,425	$221,675	(11.4)%
Investment securities
Taxable	19,524	18,476	5.7%	38,131	37,481	1.7%
Tax-exempt	4,871	4,937	(1.3)%	9,914	9,519	4.1%
Total investment securities interest	24,395	23,413	4.2%	48,045	47,000	2.2%
Other earning assets	25	47	(46.8)%	53	189	(72.0)%
Total interest income	121,914	129,360	(5.8)%	244,523	268,864	(9.1)%

Interest expense
Deposits	3,693	11,751	(68.6)%	8,026	28,116	(71.5)%
Short-term borrowings	53	1,274	(95.8)%	120	6,361	(98.1)%
Long-term borrowings	4,142	4,759	(13.0)%	8,475	8,529	(0.6)%
Total interest expense	7,888	17,784	(55.6)%	16,621	43,006	(61.4)%
Net interest income	114,026	111,576	2.2%	227,902	225,858	0.9%
Provision for credit losses-loans and leases	(4,756)	17,859	(126.6)%	(1,306)	41,739	(103.1)%
Provision for credit losses-unfunded commitments	517	2,370	(78.2)%	1,055	3,938	(73.2)%
Net interest income after provision for credit losses	118,265	91,347	29.5%	228,153	180,181	26.6%

Noninterest income
Service charges on deposit accounts	7,537	6,001	25.6%	14,683	14,436	1.7%
Trust and wealth management fees	6,216	5,254	18.3%	11,846	10,951	8.2%
Bankcard income	3,732	2,844	31.2%	6,860	5,542	23.8%
Client derivative fees	1,795	2,984	(39.8)%	3,351	6,089	(45.0)%
Foreign exchange income	12,037	6,576	83.0%	22,794	16,542	37.8%
Net gains from sales of loans	8,489	16,662	(49.1)%	17,943	19,493	(8.0)%
Net gains (losses) on sale of investment securities	(265)	2	N/M	(431)	(57)	N/M
Unrealized gain (loss) on equity securities	161	150	7.3%	273	52	N/M
Other	3,285	2,252	45.9%	5,990	5,061	18.4%
Total noninterest income	42,987	42,725	0.6%	83,309	78,109	6.7%

Noninterest expenses
Salaries and employee benefits	60,784	55,925	8.7%	122,037	110,747	10.2%
Net occupancy	5,535	5,378	2.9%	11,239	11,482	(2.1)%
Furniture and equipment	3,371	3,681	(8.4)%	7,340	7,734	(5.1)%
Data processing	7,864	7,019	12.0%	15,151	13,408	13.0%
Marketing	2,035	1,339	52.0%	3,396	2,559	32.7%
Communication	746	907	(17.8)%	1,584	1,797	(11.9)%
Professional services	2,029	2,205	(8.0)%	3,479	4,480	(22.3)%
State intangible tax	1,201	1,514	(20.7)%	2,403	3,030	(20.7)%
FDIC assessments	1,362	1,290	5.6%	2,711	2,695	0.6%
Intangible amortization	2,480	2,791	(11.1)%	4,959	5,583	(11.2)%
Other	12,236	6,640	84.3%	17,850	14,840	20.3%
Total noninterest expenses	99,643	88,689	12.4%	192,149	178,355	7.7%
Income before income taxes	61,609	45,383	35.8%	119,313	79,935	49.3%
Income tax expense	10,721	7,990	34.2%	21,110	13,914	51.7%
Net income	$50,888	$37,393	36.1%	$98,203	$66,021	48.7%

ADDITIONAL DATA
Net earnings per share - basic	$0.53	$0.38		$1.02	$0.68
Net earnings per share - diluted	$0.52	$0.38		$1.01	$0.67
Dividends declared per share	$0.23	$0.23		$0.46	$0.46

Return on average assets	1.26%	0.96%		1.23%	0.88%
Return on average shareholders' equity	9.02%	6.88%		8.73%	6.04%

Interest income	$121,914	$129,360	(5.8)%	$244,523	$268,864	(9.1)%
Tax equivalent adjustment	1,619	1,664	(2.7)%	3,271	3,288	(0.5)%
Interest income - tax equivalent	123,533	131,024	(5.7)%	247,794	272,152	(9.0)%
Interest expense	7,888	17,784	(55.6)%	16,621	43,006	(61.4)%
Net interest income - tax equivalent	$115,645	$113,240	2.1%	$231,173	$229,146	0.9%

Net interest margin	3.27%	3.38%		3.31%	3.54%
Net interest margin (fully tax equivalent) (1)	3.31%	3.44%		3.35%	3.60%

Full-time equivalent employees	2,053	2,076

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Second	First	Year to	% Change
	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$97,494	$98,931	$196,425	(1.5)%
Investment securities
Taxable	19,524	18,607	38,131	4.9%
Tax-exempt	4,871	5,043	9,914	(3.4)%
Total investment securities interest	24,395	23,650	48,045	3.2%
Other earning assets	25	28	53	(10.7)%
Total interest income	121,914	122,609	244,523	(0.6)%

Interest expense
Deposits	3,693	4,333	8,026	(14.8)%
Short-term borrowings	53	67	120	(20.9)%
Long-term borrowings	4,142	4,333	8,475	(4.4)%
Total interest expense	7,888	8,733	16,621	(9.7)%
Net interest income	114,026	113,876	227,902	0.1%
Provision for credit losses-loans and leases	(4,756)	3,450	(1,306)	(237.9)%
Provision for credit losses-unfunded commitments	517	538	1,055	(3.9)%
Net interest income after provision for credit losses	118,265	109,888	228,153	7.6%

Noninterest income
Service charges on deposit accounts	7,537	7,146	14,683	5.5%
Trust and wealth management fees	6,216	5,630	11,846	10.4%
Bankcard income	3,732	3,128	6,860	19.3%
Client derivative fees	1,795	1,556	3,351	15.4%
Foreign exchange income	12,037	10,757	22,794	11.9%
Net gains from sales of loans	8,489	9,454	17,943	(10.2)%
Net gains (losses) on sale of investment securities	(265)	(166)	(431)	59.6%
Unrealized gain (loss) on equity securities	161	112	273	43.8%
Other	3,285	2,705	5,990	21.4%
Total noninterest income	42,987	40,322	83,309	6.6%

Noninterest expenses
Salaries and employee benefits	60,784	61,253	122,037	(0.8)%
Net occupancy	5,535	5,704	11,239	(3.0)%
Furniture and equipment	3,371	3,969	7,340	(15.1)%
Data processing	7,864	7,287	15,151	7.9%
Marketing	2,035	1,361	3,396	49.5%
Communication	746	838	1,584	(11.0)%
Professional services	2,029	1,450	3,479	39.9%
State intangible tax	1,201	1,202	2,403	(0.1)%
FDIC assessments	1,362	1,349	2,711	1.0%
Intangible amortization	2,480	2,479	4,959	0.0%
Other	12,236	5,614	17,850	118.0%
Total noninterest expenses	99,643	92,506	192,149	7.7%
Income before income taxes	61,609	57,704	119,313	6.8%
Income tax expense	10,721	10,389	21,110	3.2%
Net income	$50,888	$47,315	$98,203	7.6%

ADDITIONAL DATA
Net earnings per share - basic	$0.53	$0.49	$1.02
Net earnings per share - diluted	$0.52	$0.48	$1.01
Dividends declared per share	$0.23	$0.23	$0.46

Return on average assets	1.26%	1.20%	1.23%
Return on average shareholders' equity	9.02%	8.44%	8.73%

Interest income	$121,914	$122,609	$244,523	(0.6)%
Tax equivalent adjustment	1,619	1,652	3,271	(2.0)%
Interest income - tax equivalent	123,533	124,261	247,794	(0.6)%
Interest expense	7,888	8,733	16,621	(9.7)%
Net interest income - tax equivalent	$115,645	$115,528	$231,173	0.1%

Net interest margin	3.27%	3.35%	3.31%
Net interest margin (fully tax equivalent) (1)	3.31%	3.40%	3.35%

Full-time equivalent employees	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$106,733	$103,249	$105,900	$115,775	$431,657
Investment securities
Taxable	18,402	17,906	18,476	19,005	73,789
Tax-exempt	4,839	4,884	4,937	4,582	19,242
Total investment securities interest	23,241	22,790	23,413	23,587	93,031
Other earning assets	55	31	47	142	275
Total interest income	130,029	126,070	129,360	139,504	524,963

Interest expense
Deposits	5,920	7,886	11,751	16,365	41,922
Short-term borrowings	30	51	1,274	5,087	6,442
Long-term borrowings	5,606	5,953	4,759	3,770	20,088
Total interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income	118,473	112,180	111,576	114,282	456,511
Provision for credit losses-loans and leases	13,758	15,299	17,859	23,880	70,796
Provision for credit losses-unfunded commitments	(2,250)	(1,925)	2,370	1,568	(237)
Net interest income after provision for credit losses	106,965	98,806	91,347	88,834	385,952

Noninterest income
Service charges on deposit accounts	7,654	7,356	6,001	8,435	29,446
Trust and wealth management fees	5,395	4,940	5,254	5,697	21,286
Bankcard income	3,060	3,124	2,844	2,698	11,726
Client derivative fees	2,021	2,203	2,984	3,105	10,313
Foreign exchange income	12,305	10,530	6,576	9,966	39,377
Net gains from sales of loans	13,089	18,594	16,662	2,831	51,176
Net gains (losses) on sale of investment securities	4,618	2	2	(59)	4,563
Unrealized gain (loss) on equity securities	8,975	18	150	(98)	9,045
Other	4,398	2,732	2,252	2,809	12,191
Total noninterest income	61,515	49,499	42,725	35,384	189,123

Noninterest expenses
Salaries and employee benefits	62,263	63,769	55,925	54,822	236,779
Net occupancy	6,159	5,625	5,378	6,104	23,266
Furniture and equipment	3,596	3,638	3,681	4,053	14,968
Data processing	7,269	6,837	7,019	6,389	27,514
Marketing	1,999	1,856	1,339	1,220	6,414
Communication	840	855	907	890	3,492
Professional services	3,038	2,443	2,205	2,275	9,961
Debt extinguishment	7,257	0	0	0	7,257
State intangible tax	1,514	1,514	1,514	1,516	6,058
FDIC assessments	1,065	1,350	1,290	1,405	5,110
Intangible amortization	2,764	2,779	2,791	2,792	11,126
Other	17,034	6,845	6,640	8,200	38,719
Total noninterest expenses	114,798	97,511	88,689	89,666	390,664
Income before income taxes	53,682	50,794	45,383	34,552	184,411
Income tax expense (benefit)	5,370	9,317	7,990	5,924	28,601
Net income	$48,312	$41,477	$37,393	$28,628	$155,810

ADDITIONAL DATA
Net earnings per share - basic	$0.50	$0.43	$0.38	$0.29	$1.60
Net earnings per share - diluted	$0.49	$0.42	$0.38	$0.29	$1.59
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.20%	1.04%	0.96%	0.79%	1.00%
Return on average shareholders' equity	8.52%	7.40%	6.88%	5.21%	7.02%

Interest income	$130,029	$126,070	$129,360	$139,504	$524,963
Tax equivalent adjustment	1,613	1,628	1,664	1,624	6,529
Interest income - tax equivalent	131,642	127,698	131,024	141,128	531,492
Interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income - tax equivalent	$120,086	$113,808	$113,240	$115,906	$463,040

Net interest margin	3.45%	3.32%	3.38%	3.71%	3.46%
Net interest margin (fully tax equivalent) (1)	3.49%	3.36%	3.44%	3.77%	3.51%

Full-time equivalent employees	2,075	2,065	2,076	2,067

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2021	2021	2020	2020	2020	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$206,918	$210,191	$231,054	$207,128	$283,639	(1.6)%	(27.0)%
Interest-bearing deposits with other banks	38,610	19,180	20,305	38,806	38,845	101.3%	(0.6)%
Investment securities available-for-sale	3,955,839	3,753,763	3,424,580	3,004,963	2,897,413	5.4%	36.5%
Investment securities held-to-maturity	112,456	121,945	131,687	118,072	127,347	(7.8)%	(11.7)%
Other investments	129,432	131,814	133,198	118,292	132,366	(1.8)%	(2.2)%
Loans held for sale	31,546	34,590	41,103	69,008	43,950	(8.8)%	(28.2)%
Loans and leases
Commercial and industrial	2,701,203	3,044,825	3,007,509	3,292,313	3,322,374	(11.3)%	(18.7)%
Lease financing	68,229	66,574	72,987	74,742	80,087	2.5%	(14.8)%
Construction real estate	630,329	642,709	636,096	575,648	506,085	(1.9)%	24.6%
Commercial real estate	4,332,561	4,396,582	4,307,858	4,347,125	4,343,702	(1.5)%	(0.3)%
Residential real estate	932,112	946,522	1,003,086	1,027,702	1,043,745	(1.5)%	(10.7)%
Home equity	711,756	709,667	743,099	754,743	764,171	0.3%	(6.9)%
Installment	89,143	82,421	81,850	84,629	79,150	8.2%	12.6%
Credit card	46,177	44,669	48,485	43,907	42,397	3.4%	8.9%
Total loans	9,511,510	9,933,969	9,900,970	10,200,809	10,181,711	(4.3)%	(6.6)%
Less:
Allowance for credit losses	159,590	169,923	175,679	168,544	158,661	(6.1)%	0.6%
Net loans	9,351,920	9,764,046	9,725,291	10,032,265	10,023,050	(4.2)%	(6.7)%
Premises and equipment	192,238	204,537	207,211	209,474	211,164	(6.0)%	(9.0)%
Goodwill	937,771	937,771	937,771	937,771	937,771	0.0%	0.0%
Other intangibles	59,391	61,984	64,552	67,419	70,325	(4.2)%	(15.5)%
Accrued interest and other assets	1,021,798	935,250	1,056,382	1,122,449	1,105,020	9.3%	(7.5)%
Total Assets	$16,037,919	$16,175,071	$15,973,134	$15,925,647	$15,870,890	(0.8)%	1.1%

LIABILITIES
Deposits
Interest-bearing demand	$2,963,151	$2,914,761	$2,914,787	$2,632,467	$2,657,841	1.7%	11.5%
Savings	4,093,229	4,006,181	3,680,774	3,446,678	3,287,314	2.2%	24.5%
Time	1,548,109	1,731,757	1,872,733	1,935,392	2,241,212	(10.6)%	(30.9)%
Total interest-bearing deposits	8,604,489	8,652,699	8,468,294	8,014,537	8,186,367	(0.6)%	5.1%
Noninterest-bearing	3,901,691	3,995,370	3,763,709	3,552,893	3,515,048	(2.3)%	11.0%
Total deposits	12,506,180	12,648,069	12,232,003	11,567,430	11,701,415	(1.1)%	6.9%
Federal funds purchased and securities sold
under agreements to repurchase	255,791	181,387	166,594	247,658	154,347	41.0%	65.7%
FHLB short-term borrowings	217,000	0	0	0	0	100.0%	100.0%
Total short-term borrowings	472,791	181,387	166,594	247,658	154,347	160.7%	206.3%
Long-term debt	313,039	583,722	776,202	1,341,164	1,285,767	(46.4)%	(75.7)%
Total borrowed funds	785,830	765,109	942,796	1,588,822	1,440,114	2.7%	(45.4)%
Accrued interest and other liabilities	476,402	502,951	516,265	521,580	508,342	(5.3)%	(6.3)%
Total Liabilities	13,768,412	13,916,129	13,691,064	13,677,832	13,649,871	(1.1)%	0.9%

SHAREHOLDERS' EQUITY
Common stock	1,635,470	1,633,137	1,638,947	1,637,489	1,635,070	0.1%	0.0%
Retained earnings	773,857	745,220	720,429	694,484	675,532	3.8%	14.6%
Accumulated other comprehensive income (loss)	30,735	18,101	48,664	42,266	36,431	69.8%	(15.6)%
Treasury stock, at cost	(170,555)	(137,516)	(125,970)	(126,424)	(126,014)	24.0%	35.3%
Total Shareholders' Equity	2,269,507	2,258,942	2,282,070	2,247,815	2,221,019	0.5%	2.2%
Total Liabilities and Shareholders' Equity	$16,037,919	$16,175,071	$15,973,134	$15,925,647	$15,870,890	(0.8)%	1.1%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
ASSETS
Cash and due from banks	$237,964	$232,275	$228,427	$233,216	$284,726	$235,135	$260,211
Interest-bearing deposits with other banks	45,593	46,912	143,884	40,277	91,990	46,249	65,661
Investment securities	4,130,207	3,782,993	3,403,839	3,162,832	3,164,243	3,957,559	3,139,983
Loans held for sale	28,348	29,689	42,402	45,186	36,592	29,015	24,883
Loans and leases
Commercial and industrial	2,953,185	3,029,716	3,182,749	3,299,259	3,058,677	2,991,239	2,754,785
Lease financing	66,124	70,508	74,107	78,500	81,218	68,304	83,500
Construction real estate	630,351	647,655	608,401	536,870	495,407	638,955	498,439
Commercial real estate	4,372,679	4,339,349	4,313,408	4,364,708	4,381,647	4,356,106	4,295,496
Residential real estate	940,600	980,718	1,022,701	1,041,250	1,052,996	960,548	1,054,226
Home equity	707,409	726,134	752,425	759,994	772,424	716,720	772,753
Installment	84,768	81,377	83,509	82,016	79,016	83,082	80,125
Credit card	48,501	46,709	48,179	45,609	44,402	47,610	47,304
Total loans	9,803,617	9,922,166	10,085,479	10,208,206	9,965,787	9,862,564	9,586,628
Less:
Allowance for credit losses	169,979	177,863	172,201	165,270	155,454	173,899	138,290
Net loans	9,633,638	9,744,303	9,913,278	10,042,936	9,810,333	9,688,665	9,448,338
Premises and equipment	200,558	206,628	208,800	211,454	213,903	203,576	214,724
Goodwill	937,771	937,771	937,771	937,771	937,771	937,771	937,771
Other intangibles	60,929	63,529	66,195	69,169	72,086	62,222	73,550
Accrued interest and other assets	940,461	998,554	1,086,390	1,099,169	1,098,560	969,347	952,192
Total Assets	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$15,710,204	$16,129,539	$15,117,313

LIABILITIES
Deposits
Interest-bearing demand	$2,973,930	$2,948,682	$2,812,748	$2,668,635	$2,602,917	$2,961,376	$2,510,555
Savings	4,096,077	3,815,314	3,547,179	3,342,514	3,173,274	3,956,471	3,074,896
Time	1,637,546	1,767,826	1,844,379	2,015,933	2,619,038	1,702,326	2,407,559
Total interest-bearing deposits	8,707,553	8,531,822	8,204,306	8,027,082	8,395,229	8,620,173	7,993,010
Noninterest-bearing	4,003,626	3,840,046	3,720,417	3,535,432	3,335,866	3,922,288	2,989,553
Total deposits	12,711,179	12,371,868	11,924,723	11,562,514	11,731,095	12,542,461	10,982,563
Federal funds purchased and securities sold
under agreements to repurchase	194,478	184,483	136,795	150,088	145,291	189,508	154,692
FHLB short-term borrowings	40,846	67,222	7,937	30,868	548,183	53,961	868,974
Total short-term borrowings	235,324	251,705	144,732	180,956	693,474	243,469	1,023,666
Long-term debt	513,790	634,674	1,162,729	1,338,792	579,345	573,898	480,627
Total borrowed funds	749,114	886,379	1,307,461	1,519,748	1,272,819	817,367	1,504,293
Accrued interest and other liabilities	491,489	511,658	542,740	529,326	520,425	501,518	432,658
Total Liabilities	13,951,782	13,769,905	13,774,924	13,611,588	13,524,339	13,861,346	12,919,514

SHAREHOLDERS' EQUITY
Common stock	1,633,950	1,636,884	1,638,032	1,636,107	1,634,405	1,635,409	1,636,628
Retained earnings	754,456	726,351	703,257	679,980	658,312	740,481	659,210
Accumulated other comprehensive loss	25,832	42,253	40,960	40,697	19,888	33,997	25,544
Treasury stock, at cost	(150,551)	(132,739)	(126,187)	(126,362)	(126,740)	(141,694)	(123,583)
Total Shareholders' Equity	2,263,687	2,272,749	2,256,062	2,230,422	2,185,865	2,268,193	2,197,799
Total Liabilities and Shareholders' Equity	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$15,710,204	$16,129,539	$15,117,313

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2021		March 31, 2021		June 30, 2020		June 30, 2021		June 30, 2020
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,130,207	2.37%	$3,782,993	2.54%	$3,164,243	2.97%	$3,957,559	2.45%	$3,139,983	3.02%
Interest-bearing deposits with other banks	45,593	0.22%	46,912	0.24%	91,990	0.20%	46,249	0.23%	65,661	0.58%
Gross loans (1)	9,831,965	3.98%	9,951,855	4.03%	10,002,379	4.25%	9,891,579	4.00%	9,611,511	4.65%
Total earning assets	14,007,765	3.49%	13,781,760	3.61%	13,258,612	3.91%	13,895,387	3.55%	12,817,155	4.23%

Nonearning assets
Allowance for credit losses	(169,979)		(177,863)		(155,454)		(173,899)		(138,290)
Cash and due from banks	237,964		232,275		284,726		235,135		260,211
Accrued interest and other assets	2,139,719		2,206,482		2,322,320		2,172,916		2,178,237
Total assets	$16,215,469		$16,042,654		$15,710,204		$16,129,539		$15,117,313

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,973,930	0.07%	$2,948,682	0.07%	$2,602,917	0.11%	$2,961,376	0.07%	$2,510,555	0.27%
Savings	4,096,077	0.11%	3,815,314	0.13%	3,173,274	0.17%	3,956,471	0.12%	3,074,896	0.31%
Time	1,637,546	0.51%	1,767,826	0.60%	2,619,038	1.49%	1,702,326	0.56%	2,407,559	1.68%
Total interest-bearing deposits	8,707,553	0.17%	8,531,822	0.21%	8,395,229	0.56%	8,620,173	0.19%	7,993,010	0.71%
Borrowed funds
Short-term borrowings	235,324	0.09%	251,705	0.11%	693,474	0.74%	243,469	0.10%	1,023,666	1.25%
Long-term debt	513,790	3.23%	634,674	2.77%	579,345	3.29%	573,898	2.98%	480,627	3.58%
Total borrowed funds	749,114	2.25%	886,379	2.01%	1,272,819	1.90%	817,367	2.12%	1,504,293	2.00%
Total interest-bearing liabilities	9,456,667	0.33%	9,418,201	0.38%	9,668,048	0.74%	9,437,540	0.36%	9,497,303	0.91%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	4,003,626		3,840,046		3,335,866		3,922,288		2,989,553
Other liabilities	491,489		511,658		520,425		501,518		432,658
Shareholders' equity	2,263,687		2,272,749		2,185,865		2,268,193		2,197,799
Total liabilities & shareholders' equity	$16,215,469		$16,042,654		$15,710,204		$16,129,539		$15,117,313

Net interest income	$114,026		$113,876		$111,576		$227,902		$225,858
Net interest spread		3.16%		3.23%		3.17%		3.19%		3.32%
Net interest margin		3.27%		3.35%		3.38%		3.31%		3.54%

Tax equivalent adjustment		0.04%		0.05%		0.06%		0.04%		0.06%
Net interest margin (fully tax equivalent)		3.31%		3.40%		3.44%		3.35%		3.60%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(1,551)	$2,296	$745	$(4,723)	$5,705	$982	$(8,880)	$9,925	$1,045
Interest-bearing deposits with other banks	(3)	0	(3)	3	(25)	(22)	(114)	(22)	(136)
Gross loans (2)	(1,333)	(104)	(1,437)	(6,716)	(1,690)	(8,406)	(30,812)	5,562	(25,250)
Total earning assets	(2,887)	2,192	(695)	(11,436)	3,990	(7,446)	(39,806)	15,465	(24,341)

Interest-bearing liabilities
Total interest-bearing deposits	$(754)	$114	$(640)	$(8,190)	$132	$(8,058)	$(20,674)	$584	$(20,090)
Borrowed funds
Short-term borrowings	(11)	(3)	(14)	(1,118)	(103)	(1,221)	(5,856)	(385)	(6,241)
Long-term debt	727	(918)	(191)	(89)	(528)	(617)	(1,431)	1,377	(54)
Total borrowed funds	716	(921)	(205)	(1,207)	(631)	(1,838)	(7,287)	992	(6,295)
Total interest-bearing liabilities	(38)	(807)	(845)	(9,397)	(499)	(9,896)	(27,961)	1,576	(26,385)
Net interest income (1)	$(2,849)	$2,999	$150	$(2,039)	$4,489	$2,450	$(11,845)	$13,889	$2,044

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$169,923	$175,679	$168,544	$158,661	$143,885	$175,679	$57,650
Day one adoption impact of ASC 326	0	0	0	0	0	0	61,505
Provision for credit losses	(4,756)	3,450	13,758	15,299	17,859	(1,306)	41,739
Gross charge-offs
Commercial and industrial	3,729	7,910	1,505	1,467	1,282	11,639	2,373
Lease financing	0	0	0	852	0	0	0
Construction real estate	0	2	0	0	0	2	0
Commercial real estate	2,041	1,250	6,270	3,789	2,037	3,291	2,041
Residential real estate	46	1	203	22	148	47	263
Home equity	240	611	386	460	428	851	695
Installment	77	36	21	59	7	113	68
Credit card	179	222	169	171	234	401	545
Total gross charge-offs	6,312	10,032	8,554	6,820	4,136	16,344	5,985
Recoveries
Commercial and industrial	205	337	367	265	275	542	2,275
Lease financing	0	0	(6)	6	0	0	0
Construction real estate	3	0	3	0	14	3	14
Commercial real estate	75	195	844	760	424	270	658
Residential real estate	54	44	145	91	93	98	145
Home equity	317	177	428	209	156	494	495
Installment	37	34	65	35	27	71	58
Credit card	44	39	85	38	64	83	107
Total recoveries	735	826	1,931	1,404	1,053	1,561	3,752
Total net charge-offs	5,577	9,206	6,623	5,416	3,083	14,783	2,233
Ending allowance for credit losses	$159,590	$169,923	$175,679	$168,544	$158,661	$159,590	$158,661

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.48%	1.01%	0.14%	0.14%	0.13%	0.75%	0.01%
Lease financing	0.00%	0.00%	0.03%	4.29%	0.00%	0.00%	0.00%
Construction real estate	0.00%	0.00%	0.00%	0.00%	(0.01)%	0.00%	(0.01)%
Commercial real estate	0.18%	0.10%	0.50%	0.28%	0.15%	0.14%	0.06%
Residential real estate	0.00%	(0.02)%	0.02%	(0.03)%	0.02%	(0.01)%	0.02%
Home equity	(0.04)%	0.24%	(0.02)%	0.13%	0.14%	0.10%	0.05%
Installment	0.19%	0.01%	(0.21)%	0.12%	(0.10)%	0.10%	0.03%
Credit card	1.12%	1.59%	0.69%	1.16%	1.54%	1.35%	1.86%
Total net charge-offs	0.23%	0.38%	0.26%	0.21%	0.12%	0.30%	0.05%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$27,426	$24,941	$29,230	$34,686	$33,906	$27,426	$33,906
Lease financing	16	0	0	1,092	1,353	16	1,353
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	45,957	44,514	34,682	24,521	14,002	45,957	14,002
Residential real estate	9,480	11,359	11,601	12,104	12,813	9,480	12,813
Home equity	3,376	4,286	5,076	5,374	5,604	3,376	5,604
Installment	115	146	163	153	201	115	201
Nonaccrual loans	86,370	85,246	80,752	77,930	67,879	86,370	67,879
Accruing troubled debt restructurings (TDRs)	12,070	11,608	7,099	7,759	8,377	12,070	8,377
Total nonperforming loans	98,440	96,854	87,851	85,689	76,256	98,440	76,256
Other real estate owned (OREO)	340	854	1,287	1,643	1,872	340	1,872
Total nonperforming assets	98,780	97,708	89,138	87,332	78,128	98,780	78,128
Accruing loans past due 90 days or more	155	92	169	79	124	155	124
Total underperforming assets	$98,935	$97,800	$89,307	$87,411	$78,252	$98,935	$78,252
Total classified assets	$182,516	$196,782	$142,021	$134,002	$125,543	$182,516	$125,543

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	184.77%	199.33%	217.55%	216.28%	233.74%	184.77%	233.74%
Nonperforming loans	162.12%	175.44%	199.97%	196.69%	208.06%	162.12%	208.06%
Total ending loans	1.68%	1.71%	1.77%	1.65%	1.56%	1.68%	1.56%
Nonperforming loans to total loans	1.03%	0.97%	0.89%	0.84%	0.75%	1.03%	0.75%
Nonperforming assets to
Ending loans, plus OREO	1.04%	0.98%	0.90%	0.86%	0.77%	1.04%	0.77%
Total assets	0.62%	0.60%	0.56%	0.55%	0.49%	0.62%	0.49%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.91%	0.87%	0.83%	0.78%	0.68%	0.91%	0.68%
Total assets	0.54%	0.53%	0.51%	0.50%	0.44%	0.54%	0.44%
Classified assets to total assets	1.14%	1.22%	0.89%	0.84%	0.79%	1.14%	0.79%

(1) Nonaccrual loans include nonaccrual TDRs of $21.5 million, $20.9 million, $14.7 million, $29.3 million, and $32.7 million, as of June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
PER COMMON SHARE
Market Price
High	$26.02	$26.40	$17.77	$15.15	$16.38	$26.40	$25.52
Low	$23.35	$17.62	$12.07	$11.40	$11.52	$17.62	$11.52
Close	$23.63	$24.00	$17.53	$12.01	$13.89	$23.63	$13.89

Average shares outstanding - basic	96,123,645	96,873,940	97,253,787	97,247,080	97,220,748	96,496,720	97,478,719
Average shares outstanding - diluted	97,009,712	97,727,527	98,020,534	98,008,733	97,988,600	97,366,640	98,172,408
Ending shares outstanding	96,199,509	97,517,693	98,021,929	97,999,763	98,018,858	96,199,509	98,018,858

Total shareholders' equity	$2,269,507	$2,258,942	$2,282,070	$2,247,815	$2,221,019	$2,269,507	$2,221,019

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,333,209	$1,334,882	$1,325,922	$1,293,716	$1,267,609	$1,333,209	$1,267,609
Common equity tier 1 capital ratio	11.78%	11.81%	11.82%	11.63%	11.49%	11.78%	11.49%
Tier 1 capital	$1,376,333	$1,377,892	$1,368,818	$1,336,497	$1,310,276	$1,376,333	$1,310,276
Tier 1 ratio	12.16%	12.19%	12.20%	12.02%	11.87%	12.16%	11.87%
Total capital	$1,732,930	$1,741,755	$1,744,802	$1,708,817	$1,676,532	$1,732,930	$1,676,532
Total capital ratio	15.31%	15.41%	15.55%	15.37%	15.19%	15.31%	15.19%
Total capital in excess of minimum requirement	$544,478	$554,834	$566,795	$541,263	$517,902	$544,478	$517,902
Total risk-weighted assets	$11,318,590	$11,304,012	$11,219,114	$11,119,560	$11,034,570	$11,318,590	$11,034,570
Leverage ratio	9.14%	9.34%	9.55%	9.55%	8.98%	9.14%	8.98%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.15%	13.97%	14.29%	14.11%	13.99%	14.15%	13.99%
Ending tangible shareholders' equity to ending tangible assets (1)	8.37%	8.22%	8.47%	8.25%	8.09%	8.37%	8.09%
Average shareholders' equity to average assets	13.96%	14.17%	14.07%	14.08%	13.91%	14.06%	14.54%
Average tangible shareholders' equity to average tangible assets (1)	8.23%	8.38%	8.26%	8.18%	7.94%	8.30%	8.34%

REPURCHASE PROGRAM (2)
Shares repurchased	1,308,945	840,115	0	0	0	2,149,060	880,000
Average share repurchase price	$25.11	$21.40	N/A	N/A	N/A	$23.66	$18.96
Total cost of shares repurchased	$32,864	$17.982	N/A	N/A	N/A	$50,846	$16,686

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable